RESEARCH AGREEMENT

                                     between

                     ELAST TECHNOLOGIES CORPORATION (ELAST)

                                       and

               THE CHARLES STARK DRAPER LABORATORY, INC. (DRAPER)

                             dated 26 December 1996




This is Modification 03 to this Research Agreement. The Research Agreement is modified as follows:


     The total contract period of performance is extended to 28 February 1998 at no additional cost to the Sponsor.





Agreed to by:



ELAST TECHNOLOGIES CORPORATION          THE CHARLES STARK DRAPER
                                        LABORATORY, INC.

By: /s/ Robert Milne, M.D.              By: /s/ David C. Driscoll
    -----------------------------           ------------------------------

Name: Dr. Robert Milne                  Name: David C. Driscoll
      ---------------------------             ----------------------------

Title: President                        Title: Vice President & Treasurer
       --------------------------              ---------------------------

Date: 9 January 1998                    Date: Jan 13 1998
      ---------------------------             ----------------------------

                                       E-8